Exhibit 99.1

AMEDISYS REPORTS FIRST QUARTER 2018 FINANCIAL RESULTS

AND REAFFIRMS 2018 GUIDANCE

BATON ROUGE, Louisiana (May 7, 2018) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three month period ended March 31, 2018.

Three Month Periods Ended March 31, 2018 and 2017

•	Net service revenue increased $34.6 million to $399.3 million compared to $364.7 million in 2017(1).

•	Net income attributable to Amedisys, Inc. of $27.2 million compared to $15.1 million in 2017.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.79 compared to $0.44 in 2017.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $41.7 million compared to $32.0 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. of $27.3 million compared to $16.0 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.79 compared to $0.47 in 2017.

*	See pages 8 and 9 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

(1)	Subsequent to our adoption of Accounting Standards Updates 2014-09 and 2015-14 on January 1, 2018, using the full retrospective method, all amounts previously classified as provision for doubtful accounts are now classified as implicit price concessions in determining the transaction price of our net service revenue.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am proud of our first quarter results as once again we have made great progress in all four key areas of our strategy. Total home health admissions and volumes are moving in the right direction as our business development staffing strategy takes hold. Continued strong performance from our hospice segment, personal care growth and disciplined cost controls have helped to deliver significant increases in revenue, EBITDA and earnings per share as compared to the first quarter of 2017. We have once again improved our position as an industry leader in quality, having increased our STARs score for the twelfth straight quarter. Our continued focus on our employees can be seen in our stabilized turnover rates and the investment we have made in operational efficiency has resulted in increased productivity from our clinical staff. We will continue to focus on organic growth in all three of lines of business throughout the remainder of 2018 and have a balance sheet that provides flexibility to execute upon a range of capital allocation priorities. A special thanks to our nearly 18,000 employees that helped to deliver such an impressive quarter.”

2018 Guidance

•	Net service revenue is anticipated to be in the range of $1.60 billion to $1.64 billion.

•	Adjusted EBITDA is anticipated to be in the range of $158 million to $163 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $2.97 to $3.08 based on an estimated 34.85 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2018 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends and guidance are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Tuesday, May 8, 2018, at 11:00 a.m. ET to discuss its first quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through June 8, 2018 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13679111.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (3) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. We partner with 3,000 hospitals and 59,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With 17,900 employees, in 420 care centers in 34 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 369,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three Month Period Ended March 31,
	2018	2017
Net service revenue	$399,262	$364,661
Cost of service, excluding depreciation and amortization	238,309	216,329
General and administrative expenses:
Salaries and benefits	75,631	74,459
Non-cash compensation	4,044	3,874
Other	41,680	40,417
Depreciation and amortization	3,593	4,417

Operating expenses	363,257	339,496

Operating income	36,005	25,165
Other income (expense):
Interest income	120	19
Interest expense	(1,703)	(1,068)
Equity in earnings (loss) from equity method investments	1,860	(106)
Miscellaneous, net	601	1,112

Total other income (expense), net	878	(43)

Income before income taxes	36,883	25,122
Income tax expense	(9,563)	(9,923)

Net income	27,320	15,199
Net income attributable to noncontrolling interests	(161)	(69)

Net income attributable to Amedisys, Inc.	$27,159	$15,130

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.80	$0.45

Weighted average shares outstanding	33,971	33,443

Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.79	$0.44

Weighted average shares outstanding	34,592	34,073

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(Amounts in thousands, except share data)

	March 31, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$120,005	$86,363
Patient accounts receivable, net	192,936	201,196
Prepaid expenses	12,430	7,329
Other current assets	18,148	16,268

Total current assets	343,519	311,156

Property and equipment, net of accumulated depreciation of $130,877 and $146,814	28,213	31,122
Goodwill	322,199	319,949
Intangible assets, net of accumulated amortization of $31,288 and $30,610	45,382	46,061
Deferred income taxes	53,119	56,064
Other assets, net	49,856	49,130

Total assets	$842,288	$813,482

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$22,966	$25,384
Payroll and employee benefits	88,585	89,936
Accrued expenses	88,842	89,104
Current portion of long-term obligations	10,417	10,638

Total current liabilities	210,810	215,062
Long-term obligations, less current portion	75,782	78,203
Other long-term obligations	6,138	3,791

Total liabilities	292,730	297,056

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,861,469 and 35,747,134 shares issued; and 34,056,627 and 33,964,767 shares outstanding	35	35
Additional paid-in capital	575,926	568,780
Treasury stock at cost, 1,804,842 and 1,782,367 shares of common stock	(55,019)	(53,713)
Accumulated other comprehensive income	15	15
Retained earnings	27,363	204

Total Amedisys, Inc. stockholders’ equity	548,320	515,321
Noncontrolling interests	1,238	1,105

Total equity	549,558	516,426

Total liabilities and equity	$842,288	$813,482

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING, NET

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three Month Period Ended March 31,
	2018	2017
Cash Flows from Operating Activities:
Net income	$27,320	$15,199
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,593	4,417
Non-cash compensation	4,044	3,874
401(k) employer match	2,567	2,227
Loss (gain) on disposal of property and equipment	563	(16)
Deferred income taxes	2,945	9,445
Equity in (earnings) loss from equity method investments	(1,860)	106
Amortization of deferred debt issuance costs	178	185
Return on equity investment	625	150
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	8,260	(6,152)
Other current assets	(6,982)	(3,403)
Other assets	46	(990)
Accounts payable	(1,523)	93
Accrued expenses	(1,807)	1,386
Other long-term obligations	2,348	576

Net cash provided by operating activities	40,317	27,097

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	462	565
Proceeds from the sale of property and equipment	5	—
Purchase of investment	—	(256)
Purchases of property and equipment	(1,462)	(4,385)
Acquisitions of businesses, net of cash acquired	(2,250)	(4,099)

Net cash used in investing activities	(3,245)	(8,175)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options and warrants	125	653
Proceeds from issuance of stock to employee stock purchase plan	597	612
Shares withheld upon stock vesting	(1,305)	(758)
Non-controlling interest distribution	(28)	(42)
Principal payments of long-term obligations	(2,819)	(1,250)

Net cash used in financing activities	(3,430)	(785)

Net increase in cash and cash equivalents	33,642	18,137
Cash and cash equivalents at beginning of period	86,363	30,197

Cash and cash equivalents at end of period	$120,005	$48,334

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,065	$706

Cash paid for income taxes, net of refunds received	$2,813	$284

Days revenue outstanding, net (1)	41.4	40.5

(1)	Our calculation of days revenue outstanding, net at March 31, 2018 and 2017 is derived by dividing our ending net patient accounts receivable by our average daily net patient revenue for the three month period ended March 31, 2018 and 2017, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three Month Period Ended March 31,
	2018	2017
Financial Information (in millions):
Medicare	$205.0	$198.7
Non-Medicare	79.1	68.9

Net service revenue	284.1	267.6
Cost of service	174.4	163.0

Gross margin	109.7	104.6
Other operating expenses	68.8	68.9

Operating income	$40.9	$35.7

Same Store Growth (1):
Medicare revenue	5%	(3%)
Non-Medicare revenue	14%	11%
Total admissions	4%	2%
Total volume (2)	7%	1%
Total Episodic admissions (3)	3%	3%
Total Episodic volume (4)	6%	2%
Key Statistical Data - Total (5):
Medicare:
Admissions	49,455	49,628
Recertifications	27,236	25,043

Total volume	76,691	74,671

Completed episodes	72,836	71,864
Visits	1,314,126	1,263,098
Average revenue per completed episode (6)	$2,792	$2,782
Visits per completed episode (7)	17.2	16.9
Non-Medicare:
Admissions	29,889	27,333
Recertifications	12,432	10,224

Total volume	42,321	37,557

Visits	660,933	555,548
Total (5):
Visiting Clinician Cost per Visit	$80.34	$81.08
Clinical Manager Cost per Visit	$7.99	$8.53

Total Cost per Visit	$88.33	$89.61

Visits	1,975,059	1,818,646

(1)	Same store information represents the percent increase (decrease) in our Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume of the prior period.
(2)	Total volume includes all admissions and recertifications.
(3)	Total Episodic admissions include admissions for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(4)	Total Episodic volume includes admissions and recertifications for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(5)	Total includes acquisitions.
(6)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(7)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three Month Period Ended March 31,
	2018	2017
Financial Information (in millions):
Medicare	$91.8	$80.7
Non-Medicare	5.5	2.9

Net service revenue	97.3	83.6
Cost of service	50.1	42.9

Gross margin	47.2	40.7
Other operating expenses	20.2	18.3

Operating income	$27.0	$22.4

Same Store Growth (1):
Medicare revenue	12%	17%
Non-Medicare revenue	84%	(23)%
Hospice admissions	5%	20%
Average daily census	12%	16%
Key Statistical Data - Total (2):
Hospice admissions	6,933	6,505
Average daily census	7,214	6,365
Revenue per day, net	$149.80	$145.99
Cost of service per day	$77.17	$75.03
Average discharge length of stay	97	92

(1)	Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.
(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three Month Period Ended March 31,
	2018	2017
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	17.9	13.5

Net service revenue	17.9	13.5
Cost of service	13.8	10.4

Gross margin	4.1	3.1
Other operating expenses	3.3	3.3

Operating income (loss)	$0.8	$(0.2)

Key Statistical Data:
Billable hours	749,953	588,216
Clients served	12,536	8,543
Shifts	348,166	265,117
Revenue per hour	23.85	22.97
Revenue per shift	51.36	50.95
Hours per shift	2.2	2.2

Segment Information - Corporate

	For the Three Month Period Ended March 31,
	2018	2017
Financial Information (in millions):
Other operating expenses	$30.2	$29.5
Depreciation and amortization	2.5	3.2

Total operating expenses	$32.7	$32.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three Month Period Ended March 31,
	2018	2017
Net income attributable to Amedisys, Inc.	$27,159	$15,130
Add:
Income tax expense	9,563	9,923
Interest expense, net	1,583	1,049
Depreciation and amortization	3,593	4,417
Certain items (1)	188	1,466
Interest component of certain items (1)	(383)	—

Adjusted EBITDA (2) (5)	$41,703	$31,985

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three Month Period Ended March 31,
	2018	2017
Net income attributable to Amedisys, Inc.	$27,159	$15,130
Add:
Certain items (1)	139	887

Adjusted net income attributable to Amedisys, Inc. (3) (5)	$27,298	$16,017

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three Month Period Ended March 31,
	2018	2017
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.79	$0.44
Add:
Certain items (1)	—	0.03

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (4) (5)	$0.79	$0.47

(1)	The following details the certain items for the three month periods ended March 31, 2018 and 2017:

Certain Items:

	For the Three Month Period Ended March 31, 2018	For the Three Month Period Ended March 31, 2017
	(Income) Expense	(Income) Expense
Certain Items Impacting Operating Expenses:
Acquisition costs	$435	$682
Legal fees - non-routine	562	123
Data center relocation	—	714
Certain Items Impacting Total Other Income (Expense):
Legal settlements	—	(674)
Miscellaneous, other (income) expense, net	(809)	621

Total	$188	$1,466

Net of tax	$139	$887

Diluted EPS	$—	$0.03

(2)	Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.
(3)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(5)	Adjusted EBITDA, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.